                     FIRST QUARTER REPORT - MARCH 31, 1998




                              [ART APPEARS HERE]




                        ------------------------------
                                   STRATTON
                                 MUTUAL FUNDS
                        ------------------------------
                        Stability - Startegy - Success

DEAR FELLOW SHAREHOLDER:

The U.S. economy continues to exhibit strong but stable growth, not overheating but not showing any trend toward recession. Unemployment has dropped to a new nine year low. Nominal GDP growth in recent months has been 2.4% in the manufacturing sector and 3.1% in retail sales. This economy has been trading lower nominal growth for increased stability of growth. The greatest concern facing the U.S. economy is the tightness of the labor market. A byproduct of this tight labor market is that real wages and salaries rose at a 6% level in the quarter ended February 1998. The Federal Reserve views overheated labor markets as the number one negative in the inflation picture of the United States. The U.S. Federal government is running a surplus for the first time in recent history. Because of the sharp increase in the stock market and the resulting capital gains taxes, it is expected that the surplus could be as high as $80 billion for the current fiscal year.

Japan continues to suffer the worst recession in recent history. Industrial production is declining at a 15% annual rate and bankruptcies are the highest in thirteen years. Japan's wholesale price index has declined for eleven months in a row. They not only have a recession, but they have price deflation as well. Japan still has to deal with the serious banking problems created by the failure of many mid-size Japanese businesses that were overleveraged and the resultant bank loans that have gone bad.

U.S. domestic long-term interest rates have ranged from 5.5% to 6.0% and have shown great signs of stability. Domestic monetary growth has been allowed to run at a 10% annual rate. The Fed has maintained a neutral policy being cautious on any moves until the full impact of the Asian situation is known. The sharp increase in stock prices and excessive price valuations in certain other asset classes are causing the Fed anxiety. This could precipitate an early move upward in interest rates. However, we believe that they will resist that action until a clearer picture emerges about the Asian impact on the U.S. economy. We expect only a minor move of perhaps 1/4% in interest rates, which would be symbolic but would not impact the economy to any great extent. However, it would have serious psychological damage to an over extended stock market.

Despite the strong economy and the low unemployment levels in the United States, there are no apparent signs of price inflation either at the wholesale or the consumer level. The experimental CPI, which measures more modern spending patterns, is up only 1.5% this year. If the Federal Reserve were looking only at consumer inflation, there would be no probabilities of any interest rate hikes.

                                    v v v v

WE ARE PLEASED TO INCLUDE THE FIRST QUARTER REPORT OF THE STRATTON SPECIAL VALUE FUND WHICH IS BEING MANAGED BY VAN QUEREAU. It should have particular appeal to investors prepared to take the higher risk level of small-cap stocks and for accounts that are tax-deferred such as IRAs, defined contribution plans, and Pension Funds. The current prospectus on all of our Funds, including information on the Stratton Special Value Fund, is available by calling (800) 634-5726.

                                       Sincerely yours,


                                       James W. Stratton
                                      /s/ James W. Stratton
                                        Chairman

April 30, 1998

STRATTON GROWTH FUND
--------------------------------------------------------------------------------
The first quarter 1998 was extraordinarily good for the stock market. Your Fund had a total return of 11.0%. Over the last three years, the Fund has returned over 30% annually. These have been extraordinary years for the market and the wise investor should not expect a continuation of returns at that level. (Note:
We also said this in our 1997 annual report). Our leading industry group once again, was banking and financial with 23.7% of assets, followed by insurance services with 13.3% and business services with 8.9%. During the last quarter, we continued to increase our cash to 10.6% of total assets.

In this quarter, we established three new positions. We bought Baxter International, a leading distributor of hospital supplies and blood products. We took advantage of the strength in SmithKline Beecham to eliminate it from our portfolio and substitute Baxter which sells at a substantially lower price earnings ratio. We added two companies in insurance, Jefferson-Pilot Corp., a leading marketer of life and retirement products insurance and Arthur J. Gallagher, a national broad line insurance brokerage firm. We believe that the insurance industry is facing consolidation much the same as the banking industry did over the last five years. We took advantage of price weakness in Kimberly-Clark to add to our position.

In addition to the sale of SmithKline, we reduced our position in American Home Products and eliminated the holding of Quaker Oats. This stock had shown very strong price recovery after the sale of its ill-fated Snapple venture. Our portfolio turnover level for the quarter was 3.63%, which is at the low end of the range for growth and income funds. Continued growth in assets to a new all time high has helped reduce our expense ratio to an annualized 1.06%. This is a significant improvement over last year's expense ratio.

Total net assets were $66,549,019. Net asset value per share ended the quarter at $37.06.

The graph below illustrates the increase in value of a $10,000 investment in Stratton Growth Fund with all dividend income and capital gains distributions reinvested.
                                      LOGO

                                                                                                         5/31/96-
9/30/72   73-74   75-76   77-78   79-80   81-82   83-84   85-86   87-88   89-90   91-92   93-94  95-96  12/31/96*  12/31/97  3/31/98
 10,000   7,630  11,280  14,155  14,597  17,299  24,755  38,310  30,774  31,059  32,464  32,622  42,938   42,654   98,447   109,268
     45      43     458   1,217   2,147   3,703   6,347  10,805  11,062  14,859  21,871  26,652  41,919   44,981   58,992    65,476
     -       -       -       -       -       -       -    3,857  10,945  22,901  27,527  35,156  60,327   66,844   52,749    58,547
        Past performance is not predictive of future performance
*Prior to 12/31/96, SGF had a fiscal year-end of 5/31

      Average Annual Total Return
     for the period ending 3/31/98
 1 year.....................+47.79%
 5 year.....................+21.19
10 year.....................+16.02
15 year.....................+13.96
20 year.....................+15.19
25 year.....................+13.77

FUND HIGHLIGHTS
--------------------------------------------------------------------------------
Stratton Growth Fund

                           MARCH 31, 1998 December 31, 1997
-----------------------------------------------------------
Total Net Assets            $66,549,019         $60,177,483
-----------------------------------------------------------
Net Asset Value Per Share        $37.06              $33.39
-----------------------------------------------------------
Shares Outstanding            1,795,560           1,802,433
-----------------------------------------------------------
Number of Shareholders            1,294               1,214
-----------------------------------------------------------
Average Size Account            $51,429             $49,570
-----------------------------------------------------------

PORTFOLIO CHANGES FOR THE QUARTER ENDED MARCH 31, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

MAJOR PURCHASES                  MAJOR SALES
----------------------------------------------------------------
Baxter International, Inc. (1)   American Home Products Corp.
Gallagher (Arthur J.) & Co. (1)  SmithKline Beecham PLC ADRs (2)
Jefferson-Pilot Corp. (1)        The Quaker Oats Co. (2)
Kimberly-Clark Corp.
(1) New Holdings                 (2) Eliminations

TEN LARGEST HOLDINGS MARCH 31, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

                                 Market Value Percent of TNA
------------------------------------------------------------
CoreStates Financial Corp.       $ 4,094,844        6.2%
------------------------------------------------------------
American General Corp.             3,234,375        4.9
------------------------------------------------------------
Thomas & Betts Corp.               3,200,000        4.8
------------------------------------------------------------
Pitney Bowes, Inc.                 3,011,250        4.5
------------------------------------------------------------
PNC Bank Corp.                     2,996,875        4.5
------------------------------------------------------------
Commerce Bancorp, Inc. (NJ)        2,948,597        4.4
------------------------------------------------------------
Du Pont (E.I.) de Nemours & Co.    2,720,000        4.1
------------------------------------------------------------
Carpenter Technology Corp.         2,484,000        3.7
------------------------------------------------------------
Olin Corp.                         2,346,875        3.5
------------------------------------------------------------
American Express Co.               2,203,500        3.3
------------------------------------------------------------
                                 $29,240,316       43.9%
------------------------------------------------------------

STRATTON MONTHLY DIVIDEND REIT SHARES
--------------------------------------------------------------------------------
During the first quarter, the Fund provided a total return of 1.7%; this compares favorably with a total return of -0.54% for all REITs tracked by the National Association of Real Estate Investment Trusts (NAREIT).

We did make a conscience effort to reduce our exposure in the health care REIT industry by eliminating National Health Investors and reducing our positions in four other health care REITs. Our reasoning was that health care appears to exhibit the slowest growth in funds from operations, only about 5%. There appear to be more attractive opportunities in other sectors. We added Associated Estates Realty to the apartment sector. This is a Midwestern apartment REIT, headquartered in Cincinnati, which suffered from disappointing earnings comparisons. We were able to buy the stock at what appeared to be a very attractive yield level and a low price to funds ratio. In addition, we made additions to nine other holdings which seemed the most advantageous based on current prices. Our portfolio turnover rate for the quarter was only 3%.

The portfolio changes did not alter significantly the weightings of holdings in the Fund. We continue to have 21.9% in our largest category, shopping centers. This is followed by 18.6% in hotels-motels, 17.0% in apartments and 11.7% in health care facilities, primarily nursing homes. Our cash position was 4.3% at quarter end.

We continue to seek value within the REIT category. Our average dividend yield paid on the portfolio securities was 7.65%. The Fund sells at 10.1x price to Funds From Operations (FFO) for 1998. The FFO is expected to grow at 9.8% during the year; with payout ratios declining, the dividend growth rate should be about 6%. Our expense ratio remained at a low 0.98% on an annualized basis.

Total net assets were $98,467,974. Net asset value per share ended the quarter at $30.27.

The graph below illustrates the increase in value of a $10,000 investment in Stratton Monthly Dividend REIT Shares with all dividend income and capital gains distributions reinvested.
                                      LOGO


  81     82      83      84      85     86      87      88       89     90      91      92      93      94       95      96
9,113  9,354  10,808  10,667  11,795  14,604  16,320  13,181  12,824  12,861  12,084  14,609  15,701  15,060  13,039  14,383
  583  1,641   3,107   4,379   6,627  10,328  13,744  13,041  15,044  17,513  19,388  26,570  31,818  33,590  32,499  39,890
    -      -       -       -       -       -     503   1,043   1,015   1,018     956   1,156   1,242    1,192  1,032   1,138

 1/31/96
12/31/96*   12/31/97  3/31/98
 14,399      15,879    15,890
 43,821      52,959    54,124
  1,139       1,257     1,257

        Past performance is not predictive of future performance
*Prior to 12/31/96, SMDS had a fiscal year-end of 1/31

    Average Annual Total Return
   for the period ending 3/31/98
 1 year...................+19.25%
 5 year...................+ 6.69
10 year...................+ 9.97
15 year...................+ 8.98

FUND HIGHLIGHTS
--------------------------------------------------------------------------------
Stratton Monthly Dividend REIT Shares

                           MARCH 31, 1998 December 31, 1997
-----------------------------------------------------------
Total Net Assets            $98,467,974        $101,956,224
-----------------------------------------------------------
Net Asset Value Per Share        $30.27              $30.25
-----------------------------------------------------------
Shares Outstanding            3,253,148           3,370,941
-----------------------------------------------------------
Number of Shareholders            4,799               4,957
-----------------------------------------------------------
Average Size Account            $20,518             $20,568
-----------------------------------------------------------

PORTFOLIO CHANGES FOR THE QUARTER ENDED MARCH 31, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

MAJOR PURCHASES                    MAJOR SALES
-----------------------------------------------------------------------
Associated Estates Realty (1)      American Health Properties, Inc.
Boykin Lodging Co.                 Developers Diversified Realty Corp.
Colonial Properties Trust          EastGroup Properties, SBI
Home Properties of New York, Inc.  Excel Realty Trust, Inc.
Hospitality Properties Trust       Health Care REIT, Inc.
Innkeepers USA Trust               LTC Properties, Inc.
Liberty Property Trust             Mid-Atlantic Realty Trust
RFS Hotel Investors                Mills Corp.
Storage Trust Realty               National Health Investors, Inc. (2)
Tower Realty Trust, Inc.           Universal Health Realty Income Trust
(1) New Holdings                   (2) Eliminations

TEN LARGEST HOLDINGS MARCH 31, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

                                      Market Value Percent of TNA
-----------------------------------------------------------------
Health Care REIT, Inc.                $ 4,400,000        4.5%
-----------------------------------------------------------------
Glimcher Realty Trust                   3,609,375        3.7
-----------------------------------------------------------------
Mid-America Realty Investments, Inc.    3,517,125        3.6
-----------------------------------------------------------------
Developers Diversified Realty Corp.     3,270,000        3.3
-----------------------------------------------------------------
Excel Realty Trust, Inc.                3,206,250        3.2
-----------------------------------------------------------------
Mid-Atlantic Realty Trust               3,133,750        3.2
-----------------------------------------------------------------
The Price REIT, Inc.                    3,024,844        3.1
-----------------------------------------------------------------
Equity Inns, Inc.                       2,933,125        3.0
-----------------------------------------------------------------
Innkeepers USA Trust                    2,783,750        2.8
-----------------------------------------------------------------
Gables Residential Trust                2,718,750        2.7
-----------------------------------------------------------------
                                      $32,596,969       33.1%
-----------------------------------------------------------------

STRATTON SMALL-CAP YIELD FUND
--------------------------------------------------------------------------------
Stratton Small-Cap Yield is invested in dividend paying companies all of which have market capitalizations under $1 billion at the time of purchase.
Currently, the average market capitalization of the stocks in the portfolio is approximately $500 million. The current number of holdings is 67, which is similar to the previous twelve months.

Performance for the quarter was slightly below the Russell 2000 Small-Cap Index as technology stocks outperformed and financial stocks gave back some of their strong fourth quarter performance. Your Fund registered an 8.2% gain versus a 10.4% gain for the Russell. For the trailing twelve months the Fund is up 48.1% versus 42.0% for the Russell 2000.

At the end of the quarter, the portfolio was 94% invested with the remaining cash reserves held in short-term commercial paper. The Fund's industry mix has remained primarily the same. Industrial stocks now make up our largest sector weighting at 25% with banking at 18%. Business services are 10% while 8% of the portfolio is in dividend-paying technology stocks.

The Fund continues to be aided by the consolidation wave in the financial sector with Mercantile Bancorp's takeover of Firstbank of Illinois this quarter. Even with the stock market valuations at an all time high, we are still finding attractive small-cap stocks which meet the value-based parameters required by the Fund.

The Fund's Directors declared the regular first fiscal quarter dividend at the rate of $0.07 per share payable on March 23, 1998 to stockholders of record as of March 13, 1998.

Total net assets were $56,693,959. Net asset value per share ended the quarter at $24.23.

The graph below illustrates the increase in value of a $10,000 investment in Stratton Small-Cap Yield Fund with all dividend income and capital gains distributions reinvested.
                                      LOGO

                                             3/31/96
4/12/93    4-93  3/31/94  3/31/95  3/31/96  12/31/96*  12/31/97  3/31/98
 10,000  10,000   10,376   10,352   12,780    13,432     17,976   19,384
     -       -       158      402      789     1,067      1,633    1,830
     -       -        -        -        -        813      2,190    2,362
        Past performance is not predictive of future performance
*Prior to 12/31/96, SSCY had a fiscal year-end of 3/31.


    Average Annual Total Return
   for the period ending 3/31/98
 1 year....................+48.08%
 3 year....................+29.91

FUND HIGHLIGHTS
--------------------------------------------------------------------------------
Stratton Small-Cap Yield Fund

                           MARCH 31, 1998 December 31, 1997
-----------------------------------------------------------
Total Net Assets            $56,693,959         $39,376,948
-----------------------------------------------------------
Net Asset Value Per Share        $24.23              $22.47
-----------------------------------------------------------
Shares Outstanding            2,339,372           1,752,053
-----------------------------------------------------------
Number of Shareholders            1,826               1,190
-----------------------------------------------------------
Average Size Account            $31,048             $33,090
-----------------------------------------------------------

PORTFOLIO CHANGES FOR THE QUARTER ENDED MARCH 31, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

MAJOR PURCHASES                       MAJOR SALES
-------------------------------------------------------------------
Boston Acoustics, Inc.                CCB Financial Corp. (2)
Carpenter Technology Corp.            Marc, Inc.
CCA Prison Realty Trust               Standard Motor Products, Inc.
LeaRonal, Inc. (1)                    Wireless Telecom Group, Inc.
LSI Industries, Inc. (1)
Mobile America Corp. (FL)
Quaker Chemical Corp.
Republic Banking Corp of Florida (1)
Riviana Foods, Inc. (DE)
Wackenhut Corp. Class B (1)
(1) New Holdings                      (2) Eliminations

TEN LARGEST HOLDINGS MARCH 31, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

                                         Market Value Percent of TNA
--------------------------------------------------------------------
Commercial Intertech Corp.               $ 1,480,250        2.6%
--------------------------------------------------------------------
Eaton Vance Corp.                          1,445,625        2.6
--------------------------------------------------------------------
Primex Technologies, Inc.                  1,380,000        2.4
--------------------------------------------------------------------
Guilford Mills, Inc.                       1,327,500        2.3
--------------------------------------------------------------------
Carpenter Technology Corp.                 1,323,000        2.3
--------------------------------------------------------------------
Boston Acoustics, Inc.                     1,270,000        2.2
--------------------------------------------------------------------
Hunt Corp.                                 1,228,125        2.2
--------------------------------------------------------------------
Kuhlman Corp.                              1,217,188        2.2
--------------------------------------------------------------------
Quanex Corp.                               1,202,500        2.1
--------------------------------------------------------------------
American Heritage Life Investment Corp.    1,175,625        2.1
--------------------------------------------------------------------
                                         $13,049,813       23.0%
--------------------------------------------------------------------

STRATTON SPECIAL VALUE FUND
--------------------------------------------------------------------------------
The Stratton Special Value Fund completed a successful first quarter of operations, posting a total return of 12.5%. The Fund focuses on under researched, less well known companies which are selling at below average valuations of future earnings and cash flow. The average market capitalization of the investments is $306 million and many of the companies are micro-cap issues, which do not receive much Wall Street coverage. As these companies grow and become more visible, the Fund expects to share the rewards of their success in the form of more generous stock market valuations.

At the end of March, the portfolio was 96.3% invested in 58 common stocks, with the remaining cash reserves held in short-term commercial paper. Reviewing the equity holdings, the largest investments are in the consumer (19.4%), construction (14.6%), insurance (9.0%), technology (7.5%) and metals (6.8%) areas. Companies in housing and commercial aerospace related companies are exhibiting particularly strong growth.

The ten largest investments represented 26.7% of the Fund's assets and the majority of these holdings are direct beneficiaries of the current low interest rate environment. The portfolio offers solid value, with the common stocks on average selling eleven times estimated 1999 earnings versus a price/earnings ratio of twenty-three for the S&P 500 Index. Moreover, these smaller enterprises should generate superior profit growth over the next several years.

The Fund did not engage in any short sales or options transactions during the first quarter.

Total net assets were $5,712,552. Net asset value per share ended the quarter at $16.87.

A $10,000 hypothetical investment, invested on 12/31/97, would have grown to $11,247.

FUND HIGHLIGHTS
--------------------------------------------------------------------------------
Stratton Special Value Fund

                           MARCH 31, 1998 December 31, 1997
-----------------------------------------------------------
Total Net Assets             $5,712,552            $105,000
-----------------------------------------------------------
Net Asset Value Per Share        $16.87              $15.00
-----------------------------------------------------------
Shares Outstanding              338,539               7,000
-----------------------------------------------------------
Number of Shareholders               36                  15
-----------------------------------------------------------
Average Size Account           $158,682              $7,000
-----------------------------------------------------------

PORTFOLIO CHANGES FOR THE QUARTER ENDED MARCH 31, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

MAJOR PURCHASES                  MAJOR SALES
-----------------------------------------------------------------
Crossmann Communities, Inc. (1)  Barnes Group, Inc. (2)
Donegal Group, Inc. (1)          Carpenter Technology Corp. (2)
Duckwall-Alco Stores, Inc. (1)   Cavalier Homes, Inc. (2)
Jackpot Enterprises, Inc. (1)    Chromcraft Revington, Inc. (2)
Lufkin Industries, Inc. (1)      Lincoln Electric Co. Class A (2)
NCI Building Systems, Inc. (1)   Monaco Coach Corp. (2)
Raven Industries, Inc. (1)       Reltec Corp. (2)
Stanley Furniture, Inc. (1)      Software Spectrum, Inc. (2)
Trimble Navigation Ltd. (1)      Verisign, Inc. (2)
Velcro Industries NV (1)         Woodward Governor Co. (2)
(1) New Holdings                 (2) Eliminations

TEN LARGEST HOLDINGS MARCH 31, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

                                   Market Value Percent of TNA
--------------------------------------------------------------
NCI Building Systems, Inc.          $  194,000        3.4%
--------------------------------------------------------------
Landamerica Financial Group, Inc.      176,475        3.1
--------------------------------------------------------------
Stanley Furniture, Inc.                171,463        3.0
--------------------------------------------------------------
Donegal Group, Inc.                    163,625        2.8
--------------------------------------------------------------
Churchill Downs, Inc.                  153,900        2.7
--------------------------------------------------------------
Crossmann Communities, Inc.            142,500        2.5
--------------------------------------------------------------
Duckwall-Alco Stores, Inc.             137,250        2.4
--------------------------------------------------------------
Velcro Industries NV                   136,200        2.4
--------------------------------------------------------------
American Woodmark Corp.                130,000        2.3
--------------------------------------------------------------
Lufkin Industries, Inc.                120,250        2.1
--------------------------------------------------------------
                                    $1,525,663       26.7%
--------------------------------------------------------------

STRATTON GROWTH FUND
--------------------------------------------------------------------------------
WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

The primary objective of SGF is to seek possible growth of capital for its shareholders' investments with current income from interest and dividends as a secondary objective. The Fund's investments will normally consist of common stock and securities convertible into common stock.

WHAT IS THE INVESTMENT PHILOSOPHY USED IN MANAGING THE FUND?

Our in-house research of historical data shows that investing in high yielding common stocks has produced above-average returns while lowering risk and preserving capital. For Stratton Management Co., the common stock yield is the primary screen in sorting out the equity stocks that are available. We then look at additional yield characteristics such as dividend growth rates and dividend coverage. Finally, we conduct fundamental analysis of important characteristics such as the earnings and cash flow outlook, management strengths, and industry competitive position.

WHY ARE DIVIDEND PAYING COMPANIES SO IMPORTANT TO THE FUND'S PORTFOLIO?

Stocks of companies that pay above average dividends tend to be less volatile than companies that do not distribute dividends to shareholders. Though stock prices do vary over time, dividend payouts tend to be very consistent. We find that companies which consistently strive to increase their dividends tend to offer the potential of above average returns. Steady, stable growth of principal and dividend income is what SGF hopes to achieve.

WHAT ARE THE PRIMARY INVESTMENT CHARACTERISTICS OF THE PORTFOLIO?

 . Average gross portfolio yield target should exceed the S&P 500 by more than 50%.

 .  Approximately 35 companies are held.

 . By combining high dividend yield and underlying low price volatility (Beta), SGF should have the potential to produce good relative performance in up markets and superior relative performance in down markets.

STRATTON MONTHLY DIVIDEND REIT SHARES
--------------------------------------------------------------------------------
WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

The primary objective of SMDS is to seek a high rate of return from dividend and interest income on its investments in common stock and securities convertible into common stock. In order to achieve these goals, the Fund invests substantially all of its assets in high income-producing U.S. equity securities.

WHAT IS THE INVESTMENT PHILOSOPHY USED IN MANAGING THE FUND?

The Fund is managed to provide a high level of monthly income to its shareholders and, therefore, looks for companies that have strong dividend payouts. Currently, 80% or more of the Fund is invested in high dividend paying REIT's. There are several types of real estate properties that are owned by REIT's, including multifamily apartment complexes, health care facilities, shopping centers, regional malls, office centers, hotels, and industrial buildings. The portfolio is diversified across several sectors within the REIT industry.

WHY ARE DIVIDEND PAYING COMPANIES SO IMPORTANT TO THE FUND'S PORTFOLIO?

Current income is paramount for the SMDS portfolio. The Fund needs higher yielding securities to maintain its own attractive dividend payout. REITs satisfy this income requirement, while also offering the potential for dividend growth and capital appreciation. REITs must distribute 95% of their net investment income, so, as the earnings of these companies grow, increases in dividends should follow.

WHAT ARE THE PRIMARY INVESTMENT CHARACTERISTICS OF THE PORTFOLIO?

 . The portfolio is comprised of high dividend paying securities.

 . Approximately 40 companies are held.

 . SMDS is managed to provide a high level of current monthly income, and to offer the potential for long-term capital appreciation.

STRATTON SMALL-CAP YIELD FUND
--------------------------------------------------------------------------------
WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

The primary objective of SSCY is to achieve both dividend income and capital appreciation for its shareholders' investments by investing in dividend paying small capitalization companies. We attempt to purchase companies whose recent and future earnings power give them the potential for higher valuations and continued dividend growth.

WHAT IS THE INVESTMENT PHILOSOPHY USED IN MANAGING THE FUND?

This all equity mutual fund invests in the common stocks of small but established dividend paying companies. The initial screen for stock selection requires that a stock yields greater than the Small Cap average as measured by the Russell 2000 Index. We then employ a three step process which focuses on a stock's fundamental valuation, earnings prospects, and, as a confirming factor, relative price strength. We feel that companies that exhibit consistent earnings and that regularly increase their dividends have superior appreciation potential with reasonable levels of risk.

WHY ARE DIVIDEND PAYING COMPANIES SO IMPORTANT TO THE FUND'S PORTFOLIO?

Our research has shown that dividends tend to dampen stock price volatility. Small-cap companies that pay dividends tend to have strong financial characteristics since the quarterly dividend payout requires managements to exhibit a high degree of financial discipline. The combination of strong earnings growth and superior earnings stability are crucial elements in meeting SSCY'S investment objectives.

WHAT ARE THE PRIMARY INVESTMENT CHARACTERISTICS OF THE PORTFOLIO?

 . Average gross portfolio yield target should exceed the S&P 500 and be approximately twice the yield of the average small-cap company.

 . Approximately 65 companies are held.

 . By combining high dividend yields and underlying low price volatility (Beta), SSCY seeks to produce good relative performance in up markets and superior relative performance in down markets.

STRATTON SPECIAL VALUE FUND
--------------------------------------------------------------------------------
WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

The primary objective of SSVF is capital appreciation. The Fund invests in securities of companies which represent a value or potential worth which is not fully recognized by prevailing market prices. These stocks are considered by the Investment Advisor to be under-researched as measured by the professional, financial research analysts covering them.

WHAT IS THE INVESTMENT PHILOSOPHY USED IN MANAGING THE FUND?

The investment advisor employs a "value" approach to the Fund's investments, seeking to identify companies that have experienced fundamental change, are intrinsically undervalued or are misunderstood by the investment community. We examine various factors in determining the value characteristics of securities including, but not limited to, ratios of price to cash flow, price to sales, price to book, price to revenue and price to earnings. We will also seek out companies in which there is a large disparity between its market value and our estimate of its earnings power, assets, or private market value.

WHAT TYPES OF COMPANIES WILL BE CONSIDERED FOR PURCHASE?

The Fund seeks to achieve superior total returns by employing multiple strategies which include: investing in micro-cap companies, which tend to be undiscovered and under-researched by Wall Street analysts; investing in under-valued large cap companies; and participating in initial public offerings.

WHAT ARE THE PRIMARY INVESTMENT CHARACTERISTICS OF THE PORTFOLIO?

 . The Fund strives to exploit developing investment opportunities across both the large and small cap sectors of the market.

 . Portfolio turnover may be above-average as the fund manager will attempt to respond rapidly to changing market conditions.

 . SSVF has an aggressive investment policy and as a result, is designed as one part of a complete investment program.

SCHEDULE OF INVESTMENTS March 31, 1998 (unaudited)
--------------------------------------------------------------------------------
Stratton Growth Fund

                                                                      MARKET
                                                          NUMBER OF    VALUE
                                                           SHARES    (NOTE 1)
                                                          --------- -----------
COMMON STOCKS - 89.4%
BANKING/FINANCIAL - 23.7%
Comerica, Inc. ..........................................  15,000   $ 1,587,187
Commerce Bancorp, Inc. (NJ)..............................  53,550     2,948,597
CoreStates Financial Corp. ..............................  45,625     4,094,844
First Commerce Corp. ....................................  20,000     1,715,000
PNC Bank Corp. ..........................................  50,000     2,996,875
Summit Bancorp, Inc. ....................................  30,000     1,501,875
Union Planters Corp. ....................................  15,000       932,812
                                                                    -----------
                                                                     15,777,190
                                                                    -----------
BUSINESS SERVICES - 8.9%
American Express Co. ....................................  24,000     2,203,500
Gallagher (Arthur J.) & Co. .............................  16,000       693,000
Pitney Bowes, Inc. ......................................  60,000     3,011,250
                                                                    -----------
                                                                      5,907,750
                                                                    -----------
CAPITAL GOODS/TECHNOLOGY - 7.9%
Harris Corp. ............................................  40,000     2,085,000
Thomas & Betts Corp. ....................................  50,000     3,200,000
                                                                    -----------
                                                                      5,285,000
                                                                    -----------
CHEMICAL - 7.6%
Du Pont (E.I.) de Nemours & Co. .........................  40,000     2,720,000
Olin Corp. ..............................................  50,000     2,346,875
                                                                    -----------
                                                                      5,066,875
                                                                    -----------
CONSUMER PRODUCTS - 7.8%
Chrysler Corp. ..........................................  52,000     2,161,250
Kimberly-Clark Corp. ....................................  38,000     1,904,750
Springs Industries, Inc., Class A........................  20,000     1,098,750
                                                                    -----------
                                                                      5,164,750
                                                                    -----------
ENERGY - 3.8%
El Paso Energy Corp. ....................................  10,000       705,625
Mobil Corp. .............................................  24,000     1,839,000
                                                                    -----------
                                                                      2,544,625
                                                                    -----------
HEALTH CARE - 3.9%
American Home Products Corp. ............................  13,000     1,239,875
Baxter International, Inc. ..............................  10,000       551,250
Shared Medical Systems Corp. ............................  10,000       783,750
                                                                    -----------
                                                                      2,574,875
                                                                    -----------
INDUSTRIAL - 4.1%
Cooper Industries, Inc. .................................  15,000       891,563
Fleetwood Enterprises, Inc. .............................  40,000     1,862,500
                                                                    -----------
                                                                      2,754,063
                                                                    -----------

                                                                      MARKET
                                                         NUMBER OF     VALUE
                                                           SHARES    (NOTE 1)
                                                         ---------- -----------
INSURANCE/SERVICES - 13.3%
American General Corp. .................................     50,000 $ 3,234,375
Aon Corp. ..............................................     22,500   1,456,875
HSB Group, Inc. ........................................     15,000   1,008,750
Jefferson-Pilot Corp. ..................................      5,000     444,688
Lincoln National Corp. .................................     20,000   1,697,500
Unitrin, Inc. ..........................................     15,000   1,010,625
                                                                    -----------
                                                                      8,852,813
                                                                    -----------
METALS - 5.7%
Carpenter Technology Corp. .............................     46,000   2,484,000
Phelps Dodge Corp. NY...................................     20,000   1,291,250
                                                                    -----------
                                                                      3,775,250
                                                                    -----------
PAPER - 1.6%
Glatfelter (P.H.) Co. ..................................     60,000   1,083,750
                                                                    -----------
RETAILING - 1.1%
Penney (J.C.) Co., Inc. ................................     10,000     756,875
                                                                    -----------
Total Common Stocks
 (cost $30,229,112).....................................             59,543,816
                                                                    -----------
                                                         PRINCIPAL
                                                           AMOUNT
                                                         ----------
SHORT-TERM NOTES - 10.4%
Ford Motor Credit Co.
 5.65% due 04/03/98..................................... $3,000,000   3,000,000
Chevron USA, Inc.
 5.60% due 04/08/98.....................................  3,000,000   3,000,000
General Motors Acceptance Corp.
 5.57% due 04/13/98.....................................    900,000     900,000
                                                                    -----------
Total Short-Term Notes
 (cost $6,900,000)......................................              6,900,000
                                                                    -----------
TOTAL INVESTMENTS -  99.8%
 (cost $37,129,112*)....................................             66,443,816
CASH AND OTHER ASSETS,
 LESS LIABILITIES - 0.2%................................                105,203
                                                                    -----------
NET ASSETS - 100.00%....................................            $66,549,019
                                                                    ===========
--------
* Aggregate cost for federal income tax purposes is $37,129,112; and net unrealized appreciation is as follows:

Gross unrealized appreciation...................................... $29,325,200
Gross unrealized depreciation......................................     (10,496)
                                                                    -----------
 Net unrealized appreciation....................................... $29,314,704
                                                                    ===========

                See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS March 31, 1998 (unaudited)
--------------------------------------------------------------------------------
Stratton Monthly Dividend REIT Shares

                                                                       MARKET
                                                           NUMBER OF    VALUE
                                                            SHARES    (NOTE 1)
                                                           --------- -----------
COMMON STOCKS - 94.0%
APARTMENTS - 17.0%
Associated Estates Realty.................................   20,000  $   417,500
Berkshire Realty Co., Inc.................................  150,000    1,800,000
Cornerstone Realty Income
 Trust, Inc...............................................  130,000    1,616,875
Gables Residential Trust..................................  100,000    2,718,750
Home Properties Of New York, Inc..........................   85,000    2,358,750
Mid-America Apartment Communities, Inc....................   60,000    1,691,250
Oasis Residential, Inc....................................   70,000    1,553,125
Town & Country Trust......................................  153,300    2,615,681
Walden Residential Properties, Inc........................   80,000    2,020,000
                                                                     -----------
                                                                      16,791,931
                                                                     -----------
DIVERSIFIED - 6.9%
Colonial Properties Trust.................................   80,000    2,545,000
EastGroup Properties, SBI.................................  125,000    2,578,125
Pacific Gulf Properties, Inc..............................   75,000    1,720,313
                                                                     -----------
                                                                       6,843,438
                                                                     -----------
HEALTH CARE - 11.7%
American Health Properties, Inc...........................   95,000    2,517,500
Health & Retirement Properties Trust......................   90,000    1,811,250
Health Care REIT, Inc.....................................  160,000    4,400,000
LTC Properties, Inc.......................................   70,000    1,351,875
Universal Health Realty Income Trust......................   65,000    1,405,625
                                                                     -----------
                                                                      11,486,250
                                                                     -----------
HOTELS/MOTELS - 18.6%
Boykin Lodging Co.........................................   75,000    1,846,875
Equity Inns, Inc..........................................  190,000    2,933,125
Hospitality Properties Trust..............................   60,000    2,126,250
Innkeepers USA Trust......................................  170,000    2,783,750
Jameson Inns, Inc.........................................  160,000    1,910,000
RFS Hotel Investors, Inc..................................  125,000    2,281,250
Sunstone Hotel Investors, Inc.............................  130,000    2,080,000
Winston Hotels, Inc.......................................  175,000    2,318,750
                                                                     -----------
                                                                      18,280,000
                                                                     -----------

                                                                      MARKET
                                                          NUMBER OF    VALUE
                                                           SHARES    (NOTE 1)
                                                          --------- -----------
OFFICE/INDUSTRIAL - 9.1%
Commercial Net Lease Realty, Inc.........................   90,000  $ 1,586,250
First Industrial Realty Trust, Inc.......................   50,000    1,800,000
Liberty Property Trust...................................   85,000    2,284,375
Tower Realty Trust, Inc..................................   70,000    1,723,750
TriNet Corporate Realty Trust, Inc.......................   40,000    1,532,500
                                                                    -----------
                                                                      8,926,875
                                                                    -----------
OUTLET CENTERS - 4.0%
Mills Corp...............................................   48,700    1,275,331
Tanger Factory Outlet Centers, Inc.......................   90,000    2,621,250
                                                                    -----------
                                                                      3,896,581
                                                                    -----------
REGIONAL MALLS - 3.6%
Mid-America Realty
 Investments, Inc........................................  339,000    3,517,125
                                                                    -----------
SHOPPING CENTERS - 21.9%
Bradley Real Estate, Inc.................................   85,000    1,774,375
Developers Diversified Realty Corp.......................   80,000    3,270,000
Excel Realty Trust, Inc..................................   90,000    3,206,250
Glimcher Realty Trust....................................  165,000    3,609,375
IRT Property Co..........................................  166,000    1,929,750
Mid-Atlantic Realty Trust................................  230,000    3,133,750
The Price REIT, Inc......................................   67,500    3,024,844
Western Investment Real Estate Trust.....................  110,000    1,643,125
                                                                    -----------
                                                                     21,591,469
                                                                    -----------
STORAGE - 1.2%
Storage Trust Realty.....................................   50,000    1,234,375
                                                                    -----------
Total Common Stocks
 (cost $80,002,424)......................................            92,568,044
                                                                    -----------
PREFERRED STOCKS - 1.7%
 (cost $1,690,334)
Psychiatric Group Preferred Depositary Shares (each
 depositary share represents 1/10th of a share of
 American Health Properties Psychiatric Group Pfd.
 Stock)..................................................  100,000    1,700,000
                                                                    -----------

                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Stratton Monthly Dividend REIT Shares

                                                                      MARKET
                                                         PRINCIPAL     VALUE
                                                           AMOUNT    (NOTE 1)
                                                         ---------- -----------
SHORT-TERM NOTES - 3.7%
American Express Credit Corp.
 5.58% due 04/01/98..................................... $1,098,000 $ 1,098,000
American Express Credit Corp.
 5.69% due 04/02/98.....................................  1,400,000   1,400,000
Ford Motor Credit Co.
 5.65% due 04/03/98.....................................  1,140,000   1,140,000
                                                                    -----------
Total Short-Term Notes
 (cost $3,638,000)......................................              3,638,000
                                                                    -----------
TOTAL INVESTMENTS - 99.4%
 (cost $85,330,758*)....................................             97,906,044
CASH AND OTHER ASSETS,
 LESS LIABILITIES - 0.6%................................                561,930
                                                                    -----------
NET ASSETS - 100.00%....................................            $98,467,974
                                                                    ===========
--------
* Aggregate cost for federal income tax purposes is $85,330,758; and net unrealized appreciation is as follows:

Gross unrealized appreciation...................................... $12,990,559
Gross unrealized depreciation......................................    (415,273)
                                                                    -----------
 Net unrealized appreciation....................................... $12,575,286
                                                                    ===========

                See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS March 31, 1998 (unaudited)
--------------------------------------------------------------------------------
Stratton Small Cap-Yield Fund

                                                                       MARKET
                                                           NUMBER OF    VALUE
                                                            SHARES    (NOTE 1)
                                                           --------- -----------
COMMON STOCKS - 93.9%
BANKING/FINANCIAL - 18.1%
American Bank of Connecticut..............................   9,300   $   544,050
Centura Banks, Inc. (NC)..................................   8,000       570,000
CFX Corp. ................................................  19,000       605,625
Colonial BancGroup, Inc. .................................  15,000       541,875
Commerce Bancorp, Inc. (NJ)...............................  15,750       867,234
Community Bank Systems, Inc. .............................  17,000       578,000
Eagle Financial Corp. ....................................   9,900       572,344
First Essex Bancorp, Inc. ................................  25,000       603,125
First Financial Holdings, Inc. ...........................  18,000       470,250
Firstbank of Illinois Co. ................................   6,750       302,063
JeffBanks, Inc. ..........................................  15,000       810,000
Medford Bancorp, Inc. ....................................  13,000       574,437
Reliance Bancorp, Inc. ...................................  16,000       620,000
Republic Banking Corp. of Florida.........................  30,000       536,250
SIS Bancorp, Inc. ........................................  15,000       603,750
Sovereign Bancorp, Inc. ..................................  19,440       353,565
Trans Financial, Inc. ....................................  15,000       648,750
Vermont Financial Services Corp. .........................  16,000       442,000
                                                                     -----------
                                                                      10,243,318
                                                                     -----------
BUSINESS SERVICES - 9.9%
Dain Rauscher Corp. ......................................  18,100     1,041,881
Eaton Vance Corp. ........................................  30,000     1,445,625
Primesource Corp. ........................................  80,000       890,000
Schawk, Inc. .............................................   6,300        80,325
True North Communications, Inc. ..........................  30,000       990,000
Wackenhut Corp. Class B...................................  55,000     1,165,312
                                                                     -----------
                                                                       5,613,143
                                                                     -----------
CHEMICAL - 6.5%
LeaRonal, Inc. ...........................................  40,000     1,165,000
Primex Technologies, Inc. ................................  30,000     1,380,000
Quaker Chemical Corp. ....................................  60,000     1,140,000
                                                                     -----------
                                                                       3,685,000
                                                                     -----------
CONSUMER DURABLES - 5.1%
Hunt Corp. ...............................................  50,000     1,228,125
K2, Inc. .................................................  23,000       513,188
TB Wood's Corp. ..........................................  50,000     1,146,875
                                                                     -----------
                                                                       2,888,188
                                                                     -----------

                                                                       MARKET
                                                           NUMBER OF    VALUE
                                                            SHARES    (NOTE 1)
                                                           --------- -----------
CONSUMER NON-DURABLES - 6.8%
International Multifoods Corp. ...........................  35,000   $ 1,047,813
Riviana Foods, Inc. (DE)..................................  50,500     1,148,875
Tasty Baking Co. .........................................  45,000     1,001,250
Velcro Industries, N.V. ..................................   6,000       681,000
                                                                     -----------
                                                                       3,878,938
                                                                     -----------
HEALTH CARE - 3.3%
Morrison Health Care, Inc. ...............................  20,200       416,625
Shared Medical Systems Corp. .............................   9,000       705,375
West Co., Inc. ...........................................  25,000       753,125
                                                                     -----------
                                                                       1,875,125
                                                                     -----------
INDUSTRIAL - 24.9%
A.O. Smith Corp. .........................................  25,000     1,118,750
Carpenter Technology Corp. ...............................  24,500     1,323,000
Commercial Intertech Corp. ...............................  62,000     1,480,250
Defiance, Inc. ...........................................  60,000       495,000
Excel Industries, Inc. ...................................  57,000     1,175,625
Florida Rock Industries, Inc. ............................  40,000     1,142,500
Greenbrier Companies, Inc. ...............................  65,100     1,122,975
Guilford Mills, Inc. .....................................  45,000     1,327,500
Kuhlman Corp. ............................................  25,000     1,217,188
LSI Industries, Inc. .....................................  26,000       591,500
Quanex Corp. .............................................  40,000     1,202,500
Republic Group, Inc. .....................................  40,000       815,000
Roanoke Electric Steel Corp. .............................  48,000       990,000
Standard Motor Products, Inc. ............................   5,500       105,531
                                                                     -----------
                                                                      14,107,319
                                                                     -----------
INSURANCE/SERVICES - 6.3%
American Heritage Life
 Investment Corp. ........................................  57,000     1,175,625
Donegal Group, Inc. ......................................  33,333       779,159
Mobile America Corp. (FL).................................  70,000       831,250
Selective Insurance Group, Inc. ..........................  30,000       806,250
                                                                     -----------
                                                                       3,592,284
                                                                     -----------
REAL ESTATE - 5.2%
Brandywine Realty Trust...................................  16,000       381,000
CCA Prison Realty Trust...................................  25,000     1,035,937
Chateau Communities, Inc. ................................   9,378       278,996
Colonial Properties Trust.................................   8,000       254,500
EastGroup Properties, SBI.................................  10,000       206,250
Innkeepers USA Trust......................................  20,000       327,500
Parkway Properties, Inc. .................................  15,000       489,375
                                                                     -----------
                                                                       2,973,558
                                                                     -----------

                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Stratton Small-Cap Yield Fund

                                                                     MARKET
                                                        NUMBER OF     VALUE
                                                          SHARES    (NOTE 1)
                                                        ---------- -----------
TECHNOLOGY - 7.8%
Boston Acoustics, Inc. ................................     40,000 $ 1,270,000
Helix Technology Corp. ................................     50,000   1,000,000
Marc, Inc. ............................................     37,500     560,156
Technitrol, Inc. ......................................     30,000   1,175,625
Wireless Telecom Group, Inc. ..........................     54,400     394,400
                                                                   -----------
                                                                     4,400,181
                                                                   -----------
Total Common Stocks
 (cost $36,872,836)....................................             53,257,054
                                                                   -----------
                                                        PRINCIPAL
                                                          AMOUNT
                                                        ----------
SHORT-TERM NOTES - 5.9%
Ford Motor Credit Co.
 5.54% due 04/01/98.................................... $2,000,000   2,000,000
American Express Credit Corp.
 5.68% due 04/06/98....................................  1,350,000   1,350,000
                                                                   -----------
Total Short-Term Notes
 (cost $3,350,000).....................................              3,350,000
                                                                   -----------
TOTAL INVESTMENTS - 99.8%
 (cost $40,222,836*)...................................             56,607,054
CASH AND OTHER ASSETS,
 LESS LIABILITIES - 0.2%...............................                 86,905
                                                                   -----------
NET ASSETS - 100.00%...................................            $56,693,959
                                                                   ===========
--------
* Aggregate cost for federal income tax purposes is $40,222,836; and net unrealized appreciation is as follows:

Gross unrealized appreciation..................................... $16,682,092
Gross unrealized depreciation.....................................    (297,874)
                                                                   -----------
Net unrealized appreciation....................................... $16,384,218
                                                                   ===========

                See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS March 31, 1998 (unaudited)
--------------------------------------------------------------------------------
Stratton Special Value Fund

                                                                        MARKET
                                                            NUMBER OF   VALUE
                                                             SHARES    (NOTE 1)
                                                            --------- ----------
COMMON STOCKS - 96.3%
AUTOMOTIVE - 4.6%
Motorcar Parts & Accessories, Inc. ........................   6,000   $  106,875
R&B, Inc. .................................................   6,000       62,250
Safety Components
 International, Inc. ......................................   6,000       94,500
                                                                      ----------
                                                                         263,625
                                                                      ----------
BANKING/FINANCIAL - 1.0%
Hanmi Bank.................................................   2,725       55,863
                                                                      ----------
BUSINESS SERVICES - 0.9%
Gallagher (Arthur J.) & Co. ...............................   1,200       51,975
                                                                      ----------
CAPITAL GOODS - 2.0%
Chicago Rivet & Machine Co. ...............................   2,500      116,250
                                                                      ----------
CAPITAL GOODS/TECHNOLOGY - 5.2%
Bell Fuse, Inc. ...........................................   5,000      114,375
Percon, Inc ...............................................   8,000       88,750
SIFCO Industries, Inc. ....................................   1,000       22,875
Specialty Equipment Companies..............................   3,500       71,312
                                                                      ----------
                                                                         297,312
                                                                      ----------
CONSUMER PRODUCTS - 19.4%
American Woodmark Corp. ...................................   5,000      130,000
Boston Acoustics, Inc. ....................................   3,000       95,250
Callaway Golf Co. .........................................   2,000       58,000
Cannondale Corp. ..........................................   4,500       74,531
Koss Corp. ................................................   7,000       75,250
LaCrosse Footware, Inc. ...................................   5,000       58,750
Stanley Furniture, Inc. ...................................   4,300      171,463
Sturm, Ruger & Co., Inc. ..................................   5,200      107,250
Velcro Industries NV.......................................   1,200      136,200
WD-40 Co. .................................................   3,000       91,312
Winsloew Furniture, Inc. ..................................   5,000      110,000
                                                                      ----------
                                                                       1,108,006
                                                                      ----------
CONSTRUCTION - 14.6%
Ameron International Corp. ................................   1,400       81,813
Crossmann Communities, Inc. ...............................   4,800      142,500
Drew Industries, Inc. .....................................   7,000       88,375
Engle Homes, Inc. .........................................   4,200       70,350
M/I Schottenstein Homes, Inc. .............................   4,400       96,250
Medusa Corp. ..............................................   1,700      103,913
NCI Building Systems, Inc. ................................   4,000      194,000
Texas Industries, Inc. ....................................   1,000       57,812
                                                                      ----------
                                                                         835,013
                                                                      ----------

                                                                        MARKET
                                                            NUMBER OF   VALUE
                                                             SHARES    (NOTE 1)
                                                            --------- ----------
DISTRIBUTION - 2.8%
Bell Industries, Inc. .....................................   5,500   $   77,687
Richey Electronics, Inc. ..................................   8,500       83,938
                                                                      ----------
                                                                         161,625
                                                                      ----------
ENERGY - 4.3%
Dawson Geophysical Co. ....................................   6,000       95,250
HVIDE Marine, Inc. Cl A....................................   3,800       66,975
Ultramar Diamond Shamrock Corp. ...........................   2,300       81,075
                                                                      ----------
                                                                         243,300
                                                                      ----------
ENTERTAINMENT - 6.3%
Anchor Gaming..............................................   1,200       89,100
Churchill Downs, Inc. .....................................   2,700      153,900
Jackpot Enterprises, Inc. .................................   9,000      117,000
                                                                      ----------
                                                                         360,000
                                                                      ----------
INDUSTRIAL - 5.6%
Cascade Corp. .............................................   5,700       92,269
Lufkin Industries, Inc. ...................................   3,700      120,250
Raven Industries, Inc. ....................................   5,000      106,250
                                                                      ----------
                                                                         318,769
                                                                      ----------
INSURANCE/SERVICES - 9.0%
Donegal Group, Inc. .......................................   7,000      163,625
Landamerica Financial Group, Inc. .........................   3,900      176,475
Mobile America Corp. ......................................   7,500       89,062
Motor Club of America .....................................   5,000       85,625
                                                                      ----------
                                                                         514,787
                                                                      ----------
METALS - 6.8%
Lindberg Corp. ............................................   6,000      105,750
Penn Engineering &
 Manufacturing Corp. ......................................   4,200      106,969
RMI Titanium Co. ..........................................   3,500       75,687
Special Metals Corp. ......................................   6,000       97,500
                                                                      ----------
                                                                         385,906
                                                                      ----------
REAL ESTATE - 2.5%
RFS Hotel Investors, Inc. .................................   3,500       63,875
Sunstone Hotel Investors, Inc. ............................   5,000       80,000
                                                                      ----------
                                                                         143,875
                                                                      ----------
RETAILING - 2.4%
Duckwall-Alco Stores, Inc. ................................   9,000      137,250
                                                                      ----------
SPECIALTY CHEMICAL - 0.3%
Quaker Chemical Corp. .....................................   1,000       19,000
                                                                      ----------

                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Stratton Special Value Fund

                                                                       MARKET
                                                           NUMBER OF   VALUE
                                                            SHARES    (NOTE 1)
                                                           --------- ----------
TECHNOLOGY - 7.5%
Esterline Technologies Corp. .............................    2,400  $  101,250
Hummingbird Communications Ltd. ..........................    2,600      89,213
Software Spectrum, Inc. ..................................    2,000      43,500
Trimble Navigation Ltd. ..................................    6,000     106,875
Vari-L Company, Inc. .....................................    9,700      87,906
                                                                     ----------
                                                                        428,744
                                                                     ----------
TELECOMMUNICATIONS - 1.1%
Hickory Tech Corp. .......................................    1,700      62,900
                                                                     ----------
Total Common Stocks
 (cost $5,083,473 ).......................................            5,504,200
                                                                     ----------
                                                           PRINCIPAL
                                                            AMOUNT
                                                           ---------
SHORT-TERM NOTES - 3.2%
 (cost $180,000 )
Ford Motor Credit Co.
 5.65% due 04/03/98 ...................................... $180,000     180,000
                                                                     ----------
TOTAL INVESTMENTS - 99.5%
 (cost $5,263,473*).......................................            5,684,200
CASH AND OTHER ASSETS,
 LESS LIABILITIES - 0.5%..................................               28,352
                                                                     ----------
NET ASSETS - 100.00%......................................           $5,712,552
                                                                     ==========
--------
* Aggregate cost for federal income tax purposes is $5,263,473; and net unrealized appreciation is as follows:

Gross unrealized appreciation....................................... $  534,696
Gross unrealized depreciation.......................................   (113,969)
                                                                     ----------
 Net unrealized appreciation........................................ $  420,727
                                                                     ==========

                See accompanying notes to financial statements.

STATEMENTS OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
March 31, 1998 (unaudited)

                                  SGF         SMDS         SSCY        SSVF*
                              ----------- ------------  -----------  ----------
ASSETS:
  Investments in securities
   at value
   (cost $37,129,112,
   $85,330,758, $40,222,836
   and $5,263,473, respec-
   tively) (Note 1).......... $66,443,816 $ 97,906,044  $56,607,054  $5,684,200
  Cash.......................      28,357        3,752       29,968     238,097
  Dividends and interest re-
   ceivable..................      83,163      578,422       80,598       2,405
  Prepaid expenses...........       5,053          --           --          --
                              ----------- ------------  -----------  ----------
    Total Assets.............  66,560,389   98,488,218   56,717,620   5,924,702
                              ----------- ------------  -----------  ----------
LIABILITIES:
  Accrued expenses and other
   liabilities...............      11,370       20,233       23,661         --
  Distributions payable......         --            11          --          --
  Payable for investment se-
   curities purchased........         --           --           --      212,150
                              ----------- ------------  -----------  ----------
    Total Liabilities........      11,370       20,244       23,661     212,150
                              ----------- ------------  -----------  ----------
NET ASSETS:
  Applicable to 1,795,560,
   3,253,148, 2,339,372 and
   338,539 shares outstand-
   ing, respectively/1/...... $66,549,019 $ 98,467,974  $56,693,959  $5,712,552
                              =========== ============  ===========  ==========
  Net asset value, offering
   and redemption price
   per share................. $     37.06 $      30.27  $     24.23  $    16.87
                              =========== ============  ===========  ==========
SOURCE OF NET ASSETS:
  Paid-in capital............ $34,461,896 $100,875,068  $40,020,100  $5,164,767
  Undistributed net invest-
   ment income (loss)........     278,317      (24,613)     (16,057)      1,389
  Accumulated net realized
   gain (loss) on
   investments...............   2,494,102  (14,957,767)     305,698     125,669
  Net unrealized appreciation
   of investments............  29,314,704   12,575,286   16,384,218     420,727
                              ----------- ------------  -----------  ----------
    Net Assets............... $66,549,019 $ 98,467,974  $56,693,959  $5,712,552
                              =========== ============  ===========  ==========

--------
/1/SGF: $.10 par value, 10,000,000 shares authorized; SMDS: $1.00 par value, 10,000,000 shares authorized; SSCY: $.001 par value, 1,000,000,000 shares authorized; SSVF: $.001 par value, 2,000,000 shares authorized.
* Fund commenced operations on December 31, 1997.

                See accompanying notes to financial statements.

STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------
Three Months Ended March 31, 1998 (unaudited)

                                        SGF        SMDS         SSCY     SSVF*
                                     ---------- -----------  ---------- --------
INCOME:
  Dividends........................  $  324,888 $ 1,768,072  $  233,319 $ 12,397
  Interest.........................      77,793      50,954      40,202    2,863
                                     ---------- -----------  ---------- --------
    Total Income...................     402,681   1,819,026     273,521   15,260
                                     ---------- -----------  ---------- --------
EXPENSES:
  Accounting/Pricing services fees
   (Note 2)........................       5,000       6,500       3,333    3,030
  Administration services fees
   (Note 2)........................       7,500       7,500       5,000      833
  Advisory fees (Note 2)...........     109,758     150,040     118,210    7,413
  Custodian fees (Note 2)..........       6,298       9,320       5,043      250
  Directors' fees..................       3,965       6,082         --       311
  Legal fees.......................         --          --          --        49
  Miscellaneous fees...............       1,355       2,051         875       14
  Printing and postage fees........       1,803       4,804       1,507      837
  Registration fees (Note 2).......      14,492      18,720      18,277      741
  Shareholder services fees (Note
   2)..............................       8,739      33,800       3,293      293
  Taxes other than income taxes....       1,181       2,151         --       100
                                     ---------- -----------  ---------- --------
    Total Expenses.................     160,091     240,968     155,538   13,871
                                     ---------- -----------  ---------- --------
      Net Investment Income........     242,590   1,578,058     117,983    1,389
                                     ---------- -----------  ---------- --------
REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
  Net realized gain on invest-
   ments...........................   1,449,828   1,817,791     225,731  125,669
  Net increase (decrease) in
   unrealized appreciation on
   investments.....................   4,853,216  (1,767,638)  3,839,843  420,727
                                     ---------- -----------  ---------- --------
  Net gain on investments..........   6,303,044      50,153   4,065,574  546,396
                                     ---------- -----------  ---------- --------
    Net increase in net assets
     resulting from operations.....  $6,545,634 $ 1,628,211  $4,183,557 $547,785
                                     ========== ===========  ========== ========

--------
* Fund commenced operations on December 31, 1997.

                See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                    SGF                         SMDS
                         --------------------------  ---------------------------
                         3 MONTHS ENDED YEAR ENDED   3 MONTHS ENDED  YEAR ENDED
                           03/31/98*     12/31/97      03/31/98*      12/31/97
                         -------------- -----------  -------------- ------------
OPERATIONS:
 Net investment income..  $   242,590   $   951,531   $ 1,578,058   $  5,390,680
 Net realized gain
  (loss) on invest-
  ments.................    1,449,828     4,397,086     1,817,791       (775,344)
 Net increase (decrease)
  in unrealized appreci-
  ation of investments..    4,853,216    10,314,063    (1,767,638)    11,680,867
                          -----------   -----------   -----------   ------------
 Net increase in net as-
  sets resulting from
  operations............    6,545,634    15,662,680     1,628,211     16,296,203
                          -----------   -----------   -----------   ------------
DISTRIBUTIONS TO SHARE-
 HOLDERS:
 From net investment in-
  come ($0 and $0.54 per
  share, respectively,
  for SGF, $0.48 and
  $1.54, respectively,
  for SMDS).............          --       (924,887)   (1,602,671)    (5,390,680)
 From realized gains on
  investments ($0 and
  $2.52, per share,
  respectively, for
  SGF)..................          --     (4,096,574)          --             --
 Return of capital ($0
  and $0.38 per share,
  respectively, for
  SMDS).................          --            --            --      (1,315,783)
CAPITAL SHARE TRANSAC-
 TIONS:/2/                   (174,098)    4,735,008    (3,513,790)   (11,413,251)
                          -----------   -----------   -----------   ------------
 Total increase (de-
  crease) in net as-
  sets..................    6,371,536    15,376,227    (3,488,250)    (1,823,511)
NET ASSETS:
 Beginning of period....   60,177,483    44,801,256   101,956,224    103,779,735
                          -----------   -----------   -----------   ------------
 End of period (includ-
  ing undistributed net
  investment income of
  $278,317 and $35,727,
  respectively, for SGF,
  overdistributed net
  investment income of
  $24,613 and $0, re-
  spectively, for
  SMDS).................  $66,549,019   $60,177,483   $98,467,974   $101,956,224
                          ===========   ===========   ===========   ============

                                     SSCY                       SSVF
                          --------------------------  -------------------------
                          3 MONTHS ENDED YEAR ENDED   3 MONTHS ENDED YEAR ENDED
                            03/31/98*     12/31/97      03/31/98*    12/31/97**
                          -------------- -----------  -------------- ----------
OPERATIONS:
 Net investment income...  $   117,983   $   311,167    $    1,389    $    --
 Net realized gain on in-
  vestments..............      225,731     1,579,761       125,669         --
 Net increase in
  unrealized appreciation
  of investments.........    3,839,843     8,011,586       420,727         --
                           -----------   -----------    ----------    --------
 Net increase in net as-
  sets resulting from op-
  erations...............    4,183,557     9,902,514       547,785           0
                           -----------   -----------    ----------    --------
DISTRIBUTIONS TO SHARE-
 HOLDERS:
 From net investment in-
  come ($0.07 and
  $0.20/3/ per share, re-
  spectively, for SSCY)..     (158,067)     (287,402)          --          --
 From realized gains on
  investments ($0 and
  $1.13/3/ per share,
  respectively, for
  SSCY)..................          --     (1,798,916)          --          --
CAPITAL SHARE TRANSAC-
 TIONS:/2/                  13,291,521     9,869,676     5,059,767     105,000
                           -----------   -----------    ----------    --------
 Total increase in net
  assets.................   17,317,011    17,685,872     5,607,552     105,000
NET ASSETS:
 Beginning of period.....   39,376,948    21,691,076       105,000         --
                           -----------   -----------    ----------    --------
 End of period (including
  overdistributed net
  investment income of
  $16,057 and
  undistributed of
  $23,765, respectively,
  for SSCY, undistributed
  net investment income
  of $1,389 and $0,
  respectively, for
  SSVF)..................  $56,693,959   $39,376,948    $5,712,552    $105,000
                           ===========   ===========    ==========    ========

--------
 * Unaudited
** Fund commenced operations on December 31, 1997.
 /3/Adjusted for a 2-for-1 stock split declared by the Fund to shareholders of record on December 17, 1997.

                See accompanying notes to financial statements.

CAPITAL SHARE TRANSACTIONS
--------------------------------------------------------------------------------

/2/ A summary of capital share transactions follows:

                                                  SGF
                            --------------------------------------------------
                            3 MONTHS ENDED 03/31/98*    YEAR ENDED 12/31/97
                            -------------------------  -----------------------
                              SHARES        VALUE       SHARES       VALUE
                            -------------------------  ---------  ------------
Shares issued..............    136,390  $   4,707,966    237,474  $  7,625,883
Shares reinvested from net
 investment income and
 capital gains
 distributions.............        --             --     140,717     4,398,631
                            ----------  -------------  ---------  ------------
                               136,390      4,707,966    378,191    12,024,514
Shares redeemed............   (143,263)    (4,882,064)  (235,166)   (7,289,506)
                            ----------  -------------  ---------  ------------
  Net increase (decrease)..     (6,873) $    (174,098)   143,025  $  4,735,008
                            ==========  =============  =========  ============
                                                 SMDS
                            --------------------------------------------------
                            3 MONTHS ENDED 03/31/98*    YEAR ENDED 12/31/97
                            -------------------------  -----------------------
                              SHARES        VALUE       SHARES       VALUE
                            -------------------------  ---------  ------------
Shares issued..............     40,021  $   1,203,494    346,467  $  9,958,751
Shares reinvested from net
 investment income.........     29,848        894,287    134,590     3,765,100
                            ----------  -------------  ---------  ------------
                                69,869      2,097,781    481,057    13,723,851
Shares redeemed............   (187,662)    (5,611,571)  (893,776)  (25,137,102)
                            ----------  -------------  ---------  ------------
  Net decrease.............   (117,793) $  (3,513,790)  (412,719) $(11,413,251)
                            ==========  =============  =========  ============
                                                 SSCY
                            --------------------------------------------------
                            3 MONTHS ENDED 03/31/98*    YEAR ENDED 12/31/97
                            -------------------------  -----------------------
                              SHARES        VALUE       SHARES       VALUE
                            -------------------------  ---------  ------------
Shares issued..............    672,429  $  15,204,788    333,827  $ 12,981,282
Shares issued from stock
 split.....................        --             --     864,479           --
Shares reinvested from net
 investment income and
 capital gains
 distributions.............      5,133        121,165     39,255     1,672,816
                            ----------  -------------  ---------  ------------
                               677,562     15,325,953  1,237,561    14,654,098
Shares redeemed............    (90,243)    (2,034,432)  (131,386)   (4,784,422)
                            ----------  -------------  ---------  ------------
  Net increase.............    587,319  $  13,291,521  1,106,175  $  9,869,676
                            ==========  =============  =========  ============
                                                 SSVF
                            --------------------------------------------------
                            3 MONTHS ENDED 03/31/98*   YEAR ENDED 12/31/97**
                            -------------------------  -----------------------
                              SHARES        VALUE       SHARES       VALUE
                            -------------------------  ---------  ------------
Shares issued..............    331,539  $   5,059,767      7,000  $    105,000
Shares reinvested from net
 investment income and
 capital gains
 distributions.............        --             --         --            --
                            ----------  -------------  ---------  ------------
                               331,539      5,059,767      7,000       105,000
Shares redeemed............        --             --         --            --
                            ----------  -------------  ---------  ------------
  Net increase.............    331,539  $   5,059,767      7,000  $    105,000
                            ==========  =============  =========  ============

--------
 * Unaudited
** Fund commenced operations on December 31, 1997.

                See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------
March 31, 1998 (unaudited)

NOTE 1. - Significant Accounting Policies
Stratton Mutual Funds (the "Funds") consist of Stratton Growth Fund, Inc. ("SGF"), Stratton Monthly Dividend REIT Shares, Inc. ("SMDS") and The Stratton Funds, Inc. The Stratton Funds, Inc. (the "Company") operates as a series, consisting of Stratton Small-Cap Yield Fund ("SSCY") and Stratton Special Value Fund ("SSVF"), which began operations on December 31, 1997. The Funds and Company are registered under the Investment Company Act of 1940, as amended, as open-end management investment companies. The Funds offer diversified portfolios.

Investments in the Funds normally consist of common stock and securities convertible into or exchangeable into common stock. Each Fund has specific investment objectives:

The objective of SGF is to seek possible growth of capital with current income from interest and dividends as a secondary objective.

The objective of SMDS is to seek a high rate of return from dividend and interest income. Under normal conditions, at least 65% of the Fund's total assets will be in securities of real estate investment trusts.

The objective of SSCY is to achieve both dividend income and capital appreciation through investment in the securities of small-cap companies which have certain risks associated with them. First and foremost is their greater earnings and price volatility in comparison to large companies. Earnings risk is partially due to the undiversified nature of small company business lines.

The objective of SSVF is to achieve capital appreciation through investment in securities which represent a value or potential worth which is not fully recognized by prevailing market prices.

Due to the inherent risk of investments there can be no assurance that the objectives of the Funds will be met.

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles.

   A. Security Valuation - Securities listed or admitted to trading on any national securities exchange are valued at their last sale price on the exchange where the securities are principally traded or, if there has been no sale on that date, at the mean between the last reported bid and asked prices. Securities traded in the over-the-counter market are valued at the last sale price, if carried in the National Market Issues section by NASDAQ; other over-the-counter securities are valued at the mean between the closing bid and asked prices obtained from a principal market maker. All other securities and assets are valued at their fair value as determined in good faith by the Boards of Directors of the Funds, which may include the amortized cost method for securities maturing in sixty days or less and other cash equivalent investments.

   B. Determination of Gains or Losses on Sales of Securities - Gains or losses on the sale of securities are calculated for accounting and tax purposes on the identified cost basis.

   C. Federal Income Taxes - It is the Funds' policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all taxable income

-------------------------------------------------------------------------------
March 31, 1998 (unaudited)

   to their shareholders. Therefore, no federal income tax provision is required. SMDS has a capital loss carryover available to offset future capital gains, if any, of approximately $16,775,000 of which $11,277,000 expires in 2003, $4,331,000 expires in 2004 and
   $1,167,000 expires in 2005.

   D. Use of Estimates in Financial Statements - In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results may differ from these estimates.

   E. Other - Security transactions are accounted for on the date the securities are purchased or sold. Interest income is recorded on the accrual basis and dividend income on the ex-dividend date.

Distributions to Shareholders - Distributions to shareholders are recorded on the ex-dividend date. The character of distributions paid to shareholders is determined by reference to income as determined for income tax purposes, after giving effect to temporary differences between the financial reporting and tax basis of assets and liabilities, rather than income as determined for financial reporting purposes.

SMDS has made certain investments in real estate investment trusts ("REITS") which pay dividends to their shareholders based upon available funds from operations. It is quite common for these dividends to exceed the REIT's taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. The Fund intends to include the gross dividends from such REITS in its monthly distributions to its shareholders and, accordingly, a portion of the Fund's distributions will also be designated as a return of capital.

NOTE 2. - During the three months ended March 31, 1998, the Funds paid advisory fees to Stratton Management Company, (the "Advisor") as follows:
SGF - $109,758; SMDS - $150,040; SSCY - $118,210; SSVF - $7,413. Management
services are provided by the Advisor under agreements whereby the Advisor furnishes all investment advice, office space and facilities to the Funds and pays the salaries of the Funds' officers and employees, except to the extent that those employees are engaged in administrative and accounting services activities. In return for these services, SGF pays to the Advisor a monthly fee of 3/48 of 1% (annually 3/4 of 1%) of the daily net asset value of the Fund for such month. SMDS pays a monthly fee at an annual rate of 5/8 of 1% of the daily net asset value of the Fund for such month. The Advisor has voluntarily agreed to waive $15,000 annually of the compensation due it under the agreement with each of these Funds to offset a portion of the cost of certain administrative responsibilities delegated to First Data Investor Services Group, Inc. ("Investor Services Group"), a wholly-owned subsidiary of First Data Corporation.

SSCY pays a monthly fee at an annual rate of 0.75% of the daily net asset value of the Fund for such month, subject to a performance adjustment. The performance adjustment will be calculated at the end of each month based upon a rolling 24 month performance period. The performance adjustment is added to or subtracted from the basic investment advisory fee. The Fund's gross performance is compared with the performance of the Frank Russell 2000 Index, ("Russell 2000"), a widely recognized unmanaged index of common stock prices, over a rolling 24-month performance period. The Russell 2000 is composed of the smallest 2000 stocks in the Frank Russell annual ranking of 3000 common stocks by market capitalization. The Russell 2000 is a widely recognized common stock index of small to medium size companies. Total return performance on the Russell 2000 includes

-------------------------------------------------------------------------------
March 31, 1998 (unaudited)

dividends and is reported monthly on a market capitalization-weighted basis. When the Fund performs better than the Russell 2000, it pays the Advisor an incentive fee; less favorable performance than the Russell 2000 reduces the basic fee. Each 1.00% of the difference in performance between the Fund and the Russell 2000 during the performance period is equal to a 0.10% adjustment to the basic fee. The maximum annualized performance adjustment rate is +/- 0.50% of average net assets which would be added to or deducted from the advisory fee if the Fund outperformed or under performed the Russell 2000 by 5.00%. The performance fee adjustment for the three months ended March 31, 1998 caused the advisory fee to increase by $32,963.

SSVF pays a monthly fee at an annual rate of 0.75% of the daily net asset value of the Fund for such month, subject to a performance adjustment. The performance adjustment for SSVF will commence at the end of the month in which the Fund has completed 24 months of operation, if it has net assets of $20 million or more, at such date, or at the end of any succeeding month at which it has net assets of $20 million, but in any event, irrespective of its net assets, at the end of the month in which the Fund has completed 36 months of operation and will be calculated at the end of the commencement month and each succeeding month based upon a rolling 24 month performance period. The performance adjustment is added to or subtracted from the basic investment advisory fee. Pursuant to the performance adjustment, the Fund's gross performance is compared with the performance of the Russell 2000. When the Fund performs better than the Russell 2000, it pays the Investment Advisor an incentive fee; less favorable performance than the Russell 2000 reduces the basic fee. Each 1.00% of the difference in performance between a Fund and the Russell 2000 during the performance period is equal to a 0.10% adjustment to the basic fee. The maximum annualized performance adjustment rate is +/-0.50% of average net assets which would be added to or deducted from the advisory fee if a Fund outperformed or underperformed the Russell 2000 by 5.00%. The effect of this performance fee adjustment is that the advisory fee may never be greater than 1.25% or less than 0.25% of the Fund's average daily net assets for the preceding month. Due to the complexities of researching and investing in special value securities, the advisory and incentive fees (if realized) paid by the Fund are higher than those paid by most other investment companies. Additionally, the Fund's incentive fee of plus or minus 0.50% is greater than that of other mutual funds with similar objectives which pay incentive fees.

Certain officers and Directors of the Funds are also officers and directors of the Advisor. None of the Funds' officers receive compensation from the Funds.

Effective February 23, 1998, FPS Services, Inc. ("FPS"), a wholly-owned subsidiary of FinDaTex, Inc., was acquired by Investor Services Group. Prior to that, FPS received fees for providing shareholder services, for certain administrative services and for accounting/pricing services as follows:

                                                     SGF    SMDS    SSCY   SSVF
                                                    ------ ------- ------ ------
Shareholder Services............................... $7,135 $27,170 $3,293 $  293
Administration.....................................  5,000   5,000  5,000    833
Accounting/Pricing.................................  3,333   4,333  3,333  3,030

Pursuant to an agreement between The Bank of New York, (the "Custodian"), and Investor Services Group, the Custodian reallows a portion of its custody fees to Investor Services Group for certain services delegated to Investor Services Group. The amount is not readily determinable. FPS Broker Services, Inc., a wholly-owned

-------------------------------------------------------------------------------
March 31, 1998 (unaudited)

subsidiary of FinDaTex, Inc., serves as the Funds' principal underwriter and receives no fees for services in assisting in sales of the Funds' shares but does receive an annual fee of $3,000 for each Fund for its services in connection with the registration of the Funds' shares under state securities laws.

NOTE 3. - Purchases and sales of investment securities, excluding short-term notes, for the three months ended March 31, 1998 were as follows:

                                      SGF        SMDS       SSCY        SSVF
                                   ---------- ---------- ----------- ----------
Cost of purchases................. $2,034,312 $2,966,621 $13,540,873 $5,580,612
Proceeds of sales.................  2,875,329  6,161,744   1,312,538    622,808

NOTE 4. - Stock Split
A two-for-one stock split effected in the form of a dividend was issued to shareholders of record of SSCY as of the close of business on December 17, 1997, payable December 18, 1997.

FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------
Stratton Growth Fund

The table below sets forth financial data for a share of capital stock outstanding throughout each period presented.

                           3 MONTHS
                             ENDED        YEAR    7 MONTHS           YEARS ENDED MAY 31,
                           03/31/98      ENDED     ENDED       ----------------------------------
                          (UNAUDITED)   12/31/97  12/31/96      1996     1995     1994     1993
                          -----------   --------  --------     -------  -------  -------  -------
NET ASSET VALUE,
 BEGINNING OF PERIOD....    $ 33.39     $ 27.00   $ 27.18      $ 22.35  $ 20.65  $ 20.89  $ 20.55
                            -------     -------   -------      -------  -------  -------  -------
  INCOME FROM INVESTMENT
   OPERATIONS
  Net investment
   income...............      0.140       0.550     0.312        0.556    0.537    0.510    0.560
  Net gains on
   securities (both
   realized and
   unrealized)..........      3.530       8.900     1.298        5.759    2.978    0.665    1.160
                            -------     -------   -------      -------  -------  -------  -------
    Total from
     investment
     operations.........      3.670       9.450     1.610        6.315    3.515    1.175    1.720
                            -------     -------   -------      -------  -------  -------  -------
  LESS DISTRIBUTIONS
  Dividends (from net
   investment income)...      0.000      (0.540)   (0.580)      (0.540)  (0.540)  (0.510)  (0.565)
  Distributions (from
   capital gains).......      0.000      (2.520)   (1.210)      (0.945)  (1.275)  (0.905)  (0.815)
                            -------     -------   -------      -------  -------  -------  -------
    Total
     distributions......      0.000      (3.060)   (1.790)      (1.485)  (1.815)  (1.415)  (1.380)
                            -------     -------   -------      -------  -------  -------  -------
NET ASSET VALUE, END OF
 PERIOD.................    $ 37.06     $ 33.39   $ 27.00      $ 27.18  $ 22.35  $ 20.65  $ 20.89
                            =======     =======   =======      =======  =======  =======  =======
TOTAL RETURN............      10.99%      36.06%     6.40%       29.62%   18.61%    5.92%    8.91%
RATIOS/SUPPLEMENTAL DATA
  Net assets, end of
   period (in 000's)....    $66,549     $60,177   $44,801      $42,880  $31,719  $25,475  $25,315
  Ratio of expenses to
   average net assets...       1.06%/1/    1.11%     1.17%/1/     1.16%    1.31%    1.34%    1.39%
  Ratio of net
   investment income to
   average net assets...       1.60%/1/    1.87%     2.08%/1/     2.28%    2.70%    2.51%    2.76%
  Portfolio turnover
   rate.................       3.63%      34.40%    20.32%       15.41%   42.54%   49.81%   35.34%
  Average commission
   rate paid............    $0.0528     $0.0509   $0.0537          N/A      N/A      N/A      N/A

--------
/1/Annualized

                See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------
Stratton Monthly Dividend REIT Shares

The table below sets forth financial data for a share of capital stock outstanding throughout each period presented.

                           3 MONTHS
                             ENDED        YEAR    11 MONTHS          YEARS ENDED JANUARY 31,
                           03/31/98      ENDED      ENDED       --------------------------------------
                          (UNAUDITED)   12/31/97  12/31/96        1996      1995       1994     1993
                          -----------   --------  ---------     --------  --------   --------  -------
NET ASSET VALUE,
 BEGINNING OF PERIOD....    $ 30.25     $  27.43  $  27.40      $  24.84  $  28.69   $  29.91  $ 27.83
                            -------     --------  --------      --------  --------   --------  -------
  INCOME FROM INVESTMENT
   OPERATIONS
  Net investment
   income...............      0.470        1.540     1.630         1.880     1.940      1.870    1.940
  Net gains (losses) on
   securities (both
   realized and
   unrealized)..........      0.030        3.200     0.160         2.600    (3.870)    (1.140)   2.080
                            -------     --------  --------      --------  --------   --------  -------
    Total from
     investment
     operations.........      0.500        4.740     1.790         4.480    (1.930)     0.730    4.020
                            -------     --------  --------      --------  --------   --------  -------
  LESS DISTRIBUTIONS
  Dividends (from net
   investment income)...     (0.480)      (1.540)   (1.630)       (1.890)   (1.920)    (1.940)  (1.940)
  Distributions (in
   excess of net
   investment income)...      0.000        0.000    (0.130)       (0.030)    0.000     (0.010)   0.000
  Return of capital.....      0.000       (0.380)    0.000         0.000     0.000      0.000    0.000
                            -------     --------  --------      --------  --------   --------  -------
    Total
     distributions......     (0.480)      (1.920)   (1.760)       (1.920)   (1.920)    (1.950)  (1.940)
                            -------     --------  --------      --------  --------   --------  -------
NET ASSET VALUE, END OF
 PERIOD.................    $ 30.27     $  30.25  $  27.43      $  27.40  $  24.84   $  28.69  $ 29.91
                            =======     ========  ========      ========  ========   ========  =======
TOTAL RETURN............       1.68%       18.09%     7.12%        18.98%    (6.57)%     2.22%   15.18%
RATIOS/SUPPLEMENTAL DATA
  Net assets, end of
   period (in 000's)....    $98,468     $101,956  $103,780      $129,267  $134,066   $165,798  $98,227
  Ratio of expenses to
   average net assets...       0.98%/1/     1.02%     1.02%/1/      0.99%     1.08%      0.99%    1.10%
  Ratio of net
   investment income to
   average net assets...       6.41%/1/     5.48%     6.94%/1/      7.42%     7.71%      6.12%    6.74%
  Portfolio turnover
   rate.................       3.09%       42.47%    69.19%        53.30%    39.50%     19.15%   35.94%
  Average commission
   rate paid............    $0.0568     $ 0.0505  $ 0.0498           N/A       N/A        N/A      N/A

--------
/1/Annualized

                See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------
Stratton Small-Cap Yield Fund

The table below sets forth financial data for a share of capital stock outstanding throughout each period presented.

                           3 MONTHS
                             ENDED         YEAR      9 MONTHS        YEAR        YEAR     FOR THE PERIOD
                           03/31/98        ENDED       ENDED         ENDED       ENDED     04/12/93/1/
                          (UNAUDITED)   12/31/97/3/ 12/31/96/3/   03/31/96/3/ 03/31/95/3/ TO 03/31/94/3/
                          -----------   ----------- -----------   ----------- ----------- --------------
NET ASSET VALUE, BEGIN-
 NING OF PERIOD.........    $ 22.47       $ 16.79     $ 15.98       $ 12.94     $ 12.97      $ 12.50
                            -------       -------     -------       -------     -------      -------
  INCOME FROM INVESTMENT
   OPERATIONS
  Net investment in-
   come.................      0.050         0.210       0.260         0.330       0.290        0.220
  Net gains (loss) on
   securities (both re-
   alized and
   unrealized)..........      1.780         6.800       1.740         3.040      (0.020)       0.450
                            -------       -------     -------       -------     -------      -------
    Total from invest-
     ment operations....      1.830         7.010       2.000         3.370       0.270        0.670
                            -------       -------     -------       -------     -------      -------
  LESS DISTRIBUTIONS
  Dividends (from net
   investment income)...     (0.070)       (0.200)     (0.270)       (0.330)     (0.300)      (0.200)
  Distributions (from
   capital gains).......      0.000        (1.130)     (0.920)        0.000       0.000        0.000
                            -------       -------     -------       -------     -------      -------
    Total distribu-
     tions..............     (0.070)       (1.330)     (1.190)       (0.330)     (0.300)      (0.200)
                            -------       -------     -------       -------     -------      -------
NET ASSET VALUE, END OF
 PERIOD.................    $ 24.23       $ 22.47     $ 16.79       $ 15.98     $ 12.94      $ 12.97
                            =======       =======     =======       =======     =======      =======
TOTAL RETURN............       8.15%        42.37%      12.84%        26.18%       2.09%        5.51%/2/
RATIOS/SUPPLEMENTAL DATA
  Net assets, end of pe-
   riod (in 000's)......    $56,694       $39,377     $21,691       $19,592     $14,058      $ 8,257
  Ratio of expenses to
   average net assets...       1.37%/2/      1.62%       1.29%/2/      1.46%       2.12%        2.28%/2/
  Ratio of net invest-
   ment income to aver-
   age net assets.......       1.04%/2/      1.09%       2.03%/2/      2.28%       2.36%        1.85%/2/
  Portfolio turnover
   rate.................       2.97%        26.27%      35.86%        33.50%      30.20%       28.60%/2/
  Average commission
   rate paid............    $0.0510       $0.0548     $0.0579           N/A         N/A          N/A

--------
/1/Commencement of operations
/2/Annualized
/3/Adjusted for a 2-for-1 stock split declared by the Fund to shareholders of record on December 17, 1997

                See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Stratton Special Value Fund

The table below sets forth financial data for a share of capital stock outstanding throughout the period.

                                                                    3 MONTHS
                                                                      ENDED
                                                                    03/31/98
                                                                   (UNAUDITED)
                                                                   -----------
NET ASSET VALUE, BEGINNING OF PERIOD..............................   $ 15.00/1/
                                                                     -------
  INCOME FROM INVESTMENT OPERATIONS
  Net investment income...........................................     0.004
  Net gains on securities (both realized and unrealized)..........     1.866
                                                                     -------
    Total from investment operations..............................     1.870
                                                                     -------
NET ASSET VALUE, END OF PERIOD....................................   $ 16.87
                                                                     =======
TOTAL RETURN......................................................     12.47%
RATIOS/SUPPLEMENTAL DATA
  Net assets, end of period (in 000's)............................   $ 5,713
  Ratio of expenses to average net assets.........................      1.40%/2/
  Ratio of net investment income to average net assets............      0.14%/2/
  Portfolio turnover rate.........................................     13.93%
  Average commission rate paid....................................   $0.0499

--------
/1/Commencement of operations 12/31/97
/2/Annualized


                See accompanying notes to financial statements.

SHAREHOLDER INFORMATION
-------------------------------------------------------------------------------
MINIMUM INVESTMENT

The minimum amount for the initial purchase of shares of the Funds is $2,000 each. Subsequent purchases may be made in amounts of $100 or more.

TELEPHONE EXCHANGE

Shares of each Fund may be exchanged for shares of the other Funds, provided such other shares may legally be sold in the state of the investor's residence. Each Fund has a distinct investment objective which should be reviewed before executing any exchange of shares. Shares may be exchanged by:
(1) written request; or (2) telephone, if a special authorization form has been completed and is on file with the Transfer Agent in advance. See "How to Redeem Fund Shares--Additional Information" in the Prospectus for a description of the Funds' policy regarding telephone instructions.

DIVIDENDS AND DISTRIBUTIONS

SMDS declares and pays monthly dividends from net investment income. SGF first declares and pays semi-annual dividends from net investment income. SSCY declares and pays quarterly dividends from net investment income. SSVF declares and pays annual dividends from net investment income. Each Fund will make distributions of net realized gains, if any, once a year. Distributions may be reinvested in additional shares of such fund, see "How to Buy Fund Shares--Reinvestment of Income Dividends and Capital Gains Distribution" in the Prospectus.

AUTOMATIC INVESTMENT PLAN

Shares of a Fund may be purchased through our "Automatic Investment Plan" (the "Plan"), (See item 6 of the New Account Application attached to the back of the Prospectus). The Plan provides a convenient method by which investors may have monies debited directly from their checking, savings or bank money market accounts for investment in a Fund. The minimum investment pursuant to this Plan is $100 per month. The account designated will be debited in the specified amount, on the date indicated, and Fund shares will be purchased. Only an account maintained at a domestic financial institution which is an Automated Clearing House member may be so designated. A Fund may alter, modify or terminate this Plan at any time.

SHARE PRICE INFORMATION

The daily share price of our Funds can be found in the mutual fund section of most major daily newspapers as well as The Wall Street Journal and Investor's Daily, where the Funds are listed under Stratton Funds. The Funds' stock ticker symbols for SGF, SMDS and SSCY are STRGX, STMDX and STSCX, respectively. A symbol has not yet been assigned to SSVF.

RETIREMENT PLANS

Stratton Mutual Funds has Defined Contribution Plans, Individual Retirement Accounts and 403(b)(7) Retirement Plans available at no minimum investment.

-------------------------------------------------------------------------------

GENERAL INFORMATION ON THE FUNDS

Requests for a Prospectus and financial information, past performance figures and an application should be directed to the Funds' Distributor:

FPS BROKER SERVICES, INC.
3200 Horizon Drive, P. O. Box 61503, King of Prussia, PA 19406-0903
Telephone: 800-634-5726

EXISTING SHAREHOLDER ACCOUNT SERVICES

Shareholders seeking information regarding their accounts and other fund services, and shareholders executing redemption requests, should continue to call or write our Transfer Agent and Dividend Paying Agent:

FIRST DATA INVESTOR SERVICES GROUP, INC.
3200 Horizon Drive, P. O. Box 61503, King of Prussia, PA 19406-0903
Telephone: 610-239-4600 . 800-472-4266

INVESTMENT PORTFOLIO ACTIVITIES

Questions regarding any of our Funds investment portfolios should be directed to the Funds Investment Advisor:

STRATTON MANAGEMENT COMPANY
Plymouth Meeting Executive Campus
610 W. Germantown Pike, Suite 300, Plymouth Meeting, PA 19462-1050
Telephone: 610-941-0255

ADDITIONAL PURCHASES ONLY TO EXISTING ACCOUNTS SHOULD BE MAILED TO A SEPARATE LOCK BOX UNIT:

c/o FIRST DATA INVESTOR SERVICES GROUP, INC.
P. O. Box 412797, Kansas City, MO 64141-2797

 THIS REPORT IS AUTHORIZED FOR DISTRIBUTION TO SHAREHOLDERS AND TO OTHERS WHO
   HAVE RECEIVED A COPY OF THE COMBINED PROSPECTUS OF STRATTON MUTUAL FUNDS.

-----------------------------
          STRATTON
        MUTUAL FUNDS
-----------------------------
Stability - Strategy - Success

DIRECTORS

Lynne M. Cannon

John J. Lombard, Jr.

Henry A. Rentschler

Merritt N. Rhoad, Jr.

Alexander F. Smith

Richard W. Stevens

James W. Stratton

OFFICERS

James W. Stratton
Chairman

John A. Affleck
President, Stratton Monthly Dividend REIT Shares

Gerard E. Heffernan
President, Stratton Growth Fund

Frank H. Reichel, III
President, The Stratton Funds, Inc.
Portfolio Manager, Stratton Small-Cap Yield Fund

James Van Dyke Quereau
Vice President
Portfolio Manager, Stratton Special Value Fund

James A. Beers
Vice President

Joanne E. Kuzma
Vice President

Patricia L. Sloan
Secretary & Treasurer

Carol L. Royce
Assistant Secretary & Treasurer



INVESTMENT ADVISOR

Stratton Management Company
Plymouth Meeting Executive Campus
610 W. Germantown Pike, Suite 300
Plymouth Meeting, PA 19462-1050
Telephone: 610-941-0255

TRANSFER AGENTS
& DIVIDEND
PAYING AGENT

First Data Inventor Services Group, Inc.
3200 Horizon Drive, P.O. Box 61503
King of Prussia, PA 19406-0903
Telephone: 610-239-4600
           800-472-4266

CUSTODIAN
BANK

The Bank of New York
48 Wall Street
New York, NY 10286


Visit the Stratton Mutual Funds
web site at http://www.strattonmgt.com




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